Capital Stock	12 Months Ended
Dec. 31, 2011
Capital Stock [Abstract]
Capital Stock
13.	Capital Stock

The par value of Nucor's common stock is $0.40 per share and there are 800 million shares authorized. In addition, 250,000 shares of preferred stock, par value of $4.00 per share, are authorized, with preferences, rights and restrictions as may be fixed by Nucor's board of directors. There are no shares of preferred stock issued or outstanding.

In 2001, the board of directors adopted a Stockholder Rights Plan in which one right was distributed as a dividend for each Nucor common share outstanding. The rights had no voting power and expired on March 8, 2011.